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FOR IMMEDIATE RELEASE

HENRY SCHEIN REPORTS FOURTH QUARTER 2020 FINANCIAL RESULTS

FROM CONTINUING OPERATIONS

●

Total

net sales growth of 18.6% in fourth quarter 2020 versus prior-year
●

Record total net sales growth for second half of 2020
●

GAAP diluted EPS from continuing operations of $0.99 versus prior-year

GAAP diluted EPS from continuing
operations of $2.25, which included a net gain on sale of equity investments of $1.27

●

Non-GAAP diluted EPS from continuing operations of $1.00 versus prior-year non-GAAP diluted EPS from
continuing operations of $0.97
●

Introduces guidance for 2021 non-GAAP diluted EPS from continuing operations

MELVILLE, N.Y.,

February 17, 2021 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported fourth quarter financial results from continuing
operations. Results from continuing operations exclude contributions from Henry Schein’s former Animal Health business,
which was spun off in February 2019 to form a new publicly traded company, Covetrus (Nasdaq: CVET).
Total net sales for the quarter ended December 26, 2020,

were $3.2 billion, an increase of 18.6% compared with the
fourth quarter of 2019, driven by sales of personal protective equipment (PPE)

and COVID-19 related products. The 18.6%
increase included 17.1% internal growth in local currencies, 0.3%

growth from acquisitions and 1.2% growth related to
foreign currency exchange.

(See Exhibit A for details of sales growth).
GAAP net income attributable to Henry Schein, Inc. from continuing operations for the fourth quarter of 2020 was
$141.9 million, or

$0.99 per diluted share, compared with prior-year GAAP net income from continuing operations of $330.6
million, or $2.25 per diluted share, which included a net gain on sale of equity investments of approximately $186.8 million,
or $1.27 per diluted share.

Non-GAAP net income from continuing operations for the fourth quarter of 2020 was $143.6
million, or $1.00 per diluted share, compared with prior-year non-GAAP net income from continuing operations of $143.0
million, or $0.97 per diluted share. Exhibit B provides a reconciliation of GAAP net income and diluted EPS from continuing
operations to non-GAAP net income and diluted EPS from continuing operations.

Operating margin was unfavorably
impacted by significant inventory adjustments associated with PPE and COVID-19 related products, and lower supplier
rebates, partially offset by lower expenses as a percentage of sales. Operating margin was also negatively impacted by a non-
cash intangible asset impairment charge of approximately $18.1 million, or $0.07 per diluted share. Both GAAP and non-
GAAP net income for the fourth quarter 2020 were favorably impacted by income tax resolutions in the U.S. and
internationally, which lowered income tax expense by approximately $14.6 million, or $0.10 per diluted share.
NEWS

RELEASE

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“Against the backdrop of a most challenging year in our history due to the COVID-19 pandemic, with an
unprecedented human toll and economic impact worldwide,

Henry Schein’s unwavering focus on our customers, along with our resilience and agility, enabled us to deliver fourth quarter total net sales growth of 18.6%. In addition, we delivered
record total net sales growth for the second half of 2020 as our end markets have rebounded,

and we recognize the
commitment and sacrifice of our Team Schein Members globally,” said Stanley M. Bergman, Chairman of the Board and
Chief Executive Officer of Henry Schein.

“We were successful in supporting practices that were initially open for emergency services and also assisting customers preparing to restore practices to increased operating capacity as restrictions eased. Over
time, we expect that patient traffic will improve to pre-COVID-19 levels.”

“I remain confident that Henry Schein is well-positioned for future continued

success given the breadth of our
products, services and support across the global dental and medical markets,”

Mr. Bergman continued.

Dental sales for the fourth quarter of 2020 of $1.8 billion increased

7.2% versus the prior-year. In local currencies,
internally generated sales increased 5.1% with 0.4%

growth from acquisitions and 1.7% growth related to foreign currency exchange. The 5.1%

internal growth in local currencies included a decline of 0.7%

in North America and an increase of
14.2% internationally.

Global dental consumable merchandise internal sales increased by 10.0%

in local currencies. Excluding PPE and
COVID-19 related products, sales increased by 5.0%. In North America,

dental consumable merchandise internal sales in
local currencies increased 5.3%, or 0.4% excluding PPE and COVID-19 related products, and dental equipment internal sales
in local currencies decreased 13.2%. Dental equipment sales performance was impacted by a difficult prior-year comparison.
In addition, we believe some practices potentially held off on year-end equipment purchases as U.S.

tax incentives may be
more favorable in 2021. Internationally, dental consumable merchandise internal sales in local currencies increased 16.7%, or
11.4% excluding PPE and COVID-19 related products, and dental equipment internal sales in local currencies increased
6.8%.
“We reported strong overall global dental sales growth in the fourth quarter. High-acuity procedures, including dental specialties and restorative procedures, also contributed to year-over-year sales growth.

The 5.0% quarterly growth rate for
global dental consumable sales is among the highest recorded by Henry Schein since 2017. International sales results for both
consumable merchandise and equipment were strong. Dental patient traffic has remained at stable levels compared to the
third quarter of 2020,

even in countries experiencing more stringent lockdown rules, with the exception of the U.K.,” noted
Mr. Bergman.

Medical sales for the fourth quarter of 2020 of $1.2 billion increased 48.5%

compared with the same period last year,
consisting of 48.2%

growth in local currencies with 0.3%

growth related to foreign currency exchange.

There was no
acquisition growth in the quarter.

“Our Medical business experienced strong year-over-year sales growth in the fourth quarter driven by continued
demand for PPE and COVID-19 related products, most specifically for COVID-19 test sales. For the second quarter in a row,
our global Medical business has achieved over $1 billion in quarterly sales,”

remarked Mr. Bergman. “Excluding sales of
PPE and COVID-19 related products, sales increased by approximately

3.6%. We believe solid COVID-19 test sales growth
is likely to continue while COVID-19 cases remain at relatively high levels.”

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Technology and Value

-Added Services sales of $138.7

million increased 1.2%

versus the prior-year. The 1.2%
increase included a decline of 0.7%

in internal local currency sales,

offset by 1.2%

growth from acquisitions and 0.7%
growth related to foreign currency exchange.

“Technology and Value

-Added Services sales in the quarter were impacted by lower transactional revenue associated
with a lower number of patient visits compared to pre-COVID-19 practice volume.

We also experienced a difficult prior-year
comparison that benefited from hardware upgrades

as we helped transition customers to address new operating system requirements.

In addition, lower dental equipment sales volume in North America impacted our hardware revenue,” said Mr.
Bergman. “We

were pleased with solid growth in our Dentrix Ascend cloud-based software and North America financial
services sales. We continue to invest in our technology solutions, including Henry Schein One, which is a key resource to help drive business success for dental practices.”

2020 Financial Results
Total net sales for 2020 were $10.1 billion, an increase of 1.3%

compared with 2019. In local currencies, internally
generated sales increased 0.8%. Changes in foreign currency exchange resulted in a 0.1% decline in sales, while acquisitions
contributed 0.6%

to growth.

GAAP net income attributable to Henry Schein, Inc. from continuing operations for 2020 was $402.8 million, or
$2.81 per diluted share, compared with GAAP net income from continuing operations for 2019 of $700.7 million,
or $4.69 per diluted share.

Non-GAAP net income from continuing operations for 2020 was $425.3 million, or $2.97 per
diluted share, compared with non-GAAP net income from continuing operations for 2019 of $523.6 million, or $3.51 per
diluted share. The decline in non-GAAP net income was driven by COVID-19,

primarily during the second quarter. Exhibit
B provides a reconciliation of GAAP net income and diluted EPS from continuing operations to non-GAAP net income and
diluted EPS from continuing operations.

Stock Repurchase Plan
Prior to the suspension of the Company’s share repurchase program due to COVID-19, for fiscal year 2020

Henry
Schein repurchased approximately 1.2 million shares of common stock at an average price of $61.49 for a total of $73.8
million. At fiscal year-end, Henry Schein had $201 million authorized and available for future stock repurchases. Pursuant to
amendments to certain credit facilities, Henry Schein is restricted from engaging in stock repurchases until the Company
reports second-quarter 2021 financial results.

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Financial Guidance

Henry Schein today introduced guidance for 2021 non-GAAP

diluted EPS from continuing operations.

At this time,
the Company is not providing guidance for 2021 GAAP diluted EPS from continuing operations as it is unable to provide an
accurate estimate of expenses related to an ongoing restructuring initiative in 2021. Financial guidance is as follows:

●

2021 non-GAAP diluted EPS from continuing operations attributable to Henry Schein, Inc. is expected to be at or
above 2019 non-GAAP diluted EPS from continuing operations of $3.51.

The Company believes the comparison to
2019 non-GAAP diluted EPS from continuing operations is most appropriate given the impact of COVID-19 on 2020
results of operations.

●

Guidance for 2021 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is for current continuing operations as
well as completed or previously announced acquisitions, and does not include the impact of potential future
acquisitions, if any, restructuring expenses or share repurchases. Guidance also assumes foreign exchange rates that are generally consistent with current levels, and that end markets remain stable and are consistent with current market
conditions. Guidance does not assume any material market changes associated with COVID-19.

Adjustments to Projected 2021 Non-GAAP Diluted EPS
The Company has provided guidance for 2021 non-GAAP diluted EPS from continuing operations,

as noted above.
A reconciliation to the Company’s projected 2021 diluted EPS from continuing operations prepared on a GAAP basis is not
provided because the Company is unable to provide without unreasonable effort an estimate of costs related to an ongoing
restructuring program to mitigate stranded costs and drive additional operating efficiencies, including the corresponding tax
effect that will be included in the Company’s 2021 diluted EPS from continuing operations prepared on a GAAP basis. The inability to provide these reconciliations is due to the uncertainty and inherent difficulty of predicting the occurrence,
magnitude, financial impact,

and the timing of related costs. Management does not believe these items are representative of
the Company’s underlying business performance. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Fourth Quarter 2020 Conference Call Webcast

The Company will hold a conference call to discuss fourth quarter 2020 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts
. In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

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About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 19,000   Team Schein Members   worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental
and medical   practitioners work more efficiently so they can provide quality care more effectively. These solutions also
support dental laboratories ,   government and institutional health care clinics , as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 31 countries and territories. The Company's sales reached

$10.1 billion in 2020, and
have grown at a compound annual rate of approximately 12 percent since Henry

Schein became a public company in 1995.

For more information, visit Henry Schein at   www.henryschein.com ,   Facebook.com/HenrySchein ,
and   @HenrySchein on Twitter .

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements. These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms.

A fuller discussion of our operations,

financial
condition, and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, and will be contained in all
subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause
our actual performance to differ materially from current expectations.

Forward looking statements include the overall impact
of the Novel Coronavirus Disease 2019 (COVID-19) on the Company, its results of operations, liquidity, and financial condition (including any estimates of the impact on these items), the rate and consistency with which dental and other
practices resume or maintain normal operations in the United States and internationally, expectations regarding personal
protective equipment (“PPE”) and COVID-19 related product sales and inventory levels and whether additional resurgences
of the virus will adversely impact the resumption of normal operations,

the impact of restructuring programs as well as of any
future acquisitions, and more generally current expectations regarding performance in current and future periods.

Forward
looking statements also include the (i) ability of the Company to make additional testing available, the nature of those tests
and the number of tests intended to be made available and the timing for availability, the nature of the target market, as well as the efficacy or relative efficacy of the test results given that the test efficacy has not been, or will not have been,
independently verified under normal FDA procedures and (ii) potential for the Company to distribute the COVID-19
vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19,

as well as other disease outbreaks, epidemics, pandemics, or similar wide spread public health concerns and other natural disasters or acts of terrorism; our dependence on third parties for
the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products

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(particularly technology products) and technologies that achieve market acceptance with acceptable margins; transitional
challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated
synergies/benefits; financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in
our governing documents that may discourage third-party acquisitions of us; effects of a highly competitive (including,
without limitation, competition from third-party online commerce sites) and consolidating market; the potential repeal or
judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion
of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other
service issues with our third-party shippers; general global macro-economic and political conditions, including international
trade agreements and potential trade barriers; failure to comply with existing and future regulatory requirements; risks
associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud
or other laws and regulations; failure to comply with laws and regulations relating to the confidentiality of sensitive personal
information or standards in electronic health records or transmissions;

changes in tax legislation; litigation risks; new or
unanticipated litigation developments and the status of litigation matters; cyberattacks or other privacy or data security
breaches; risks associated with our global operations; our dependence on our senior management, as well as employee hiring
and retention; and disruptions in financial markets. The order in which these factors appear should not be construed to
indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items.

In the schedules attached to
this press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.

CONTACTS:   Investors
Steven Paladino
Executive Vice President and Chief Financial Officer
steven.paladino@henryschein.com
(631) 843-5500

Carolynne Borders
Vice President, Investor Relations

carolynne.borders@henryschein.com
(631) 390-8105

Media
Ann Marie Gothard
Vice President, Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169

(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME

(in thousands, except per share data)

Three Months Ended
Years

Ended
December 26, December 28, December 26, December 28,
2020 2019 2020 2019
(unaudited) (unaudited)
Net sales

$ 3,165,725 $ 2,668,941 $ 10,119,141 $ 9,985,803
Cost of sales

2,306,014 1,858,343 7,304,798 6,894,917
Gross profit

859,711 810,598 2,814,343 3,090,886
Operating expenses:
Selling, general and administrative

674,131 615,323 2,246,947 2,357,920
Restructuring costs (credits) 4,380 (1,059) 32,093 14,705
Operating income 181,200 196,334 535,303 718,261
Other income (expense):
Interest income

2,361 3,389 9,842 15,757
Interest expense

(11,968) (9,333) (41,377) (50,792)
Other, net

(1,663) (907) (3,873) (2,919)
Income from continuing operations before taxes,

equity in earnings of affiliates and noncontrolling interests 169,930 189,483 499,895 680,307
Income taxes (29,409) (42,189) (95,374) (159,515)
Equity in earnings of affiliates

4,536 3,129 12,344 17,900
Net gain on sale of equity investments 1,572 186,769 1,572 186,769
Net income from continuing operations 146,629 337,192 418,437 725,461
Income (loss) from discontinued operations, net of tax 712 (747) 986 (6,323)
Net income 147,341 336,445 419,423 719,138
Less: Net income attributable to noncontrolling interests

(4,708) (6,583) (15,629) (24,770)
Plus: Net loss attributable to noncontrolling interests
from discontinued operations - - - 366
Net income attributable to Henry Schein, Inc.

$ 142,633 $ 329,862 $ 403,794 $ 694,734
Amounts attributable to Henry Schein Inc.:
Continuing operations $ 141,921 $ 330,609 $ 402,808 $ 700,691
Discontinued operations 712 (747) 986 (5,957)
Net income attributable to Henry Schein, Inc. $ 142,633 $ 329,862 $ 403,794 $ 694,734
Earnings per share from continuing operations attributable
to Henry Schein, Inc.:
Basic

$ 1.00 $ 2.27 $ 2.83 $ 4.74
Diluted

$ 0.99 $ 2.25 $ 2.81 $ 4.69
Earnings (loss) per share from discontinued operations
attributable to Henry Schein, Inc.:
Basic

$ 0.01 $ (0.01) $ 0.01 $ (0.04)
Diluted

$ - $ (0.01) $ 0.01 $ (0.04)
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.00 $ 2.27 $ 2.83 $ 4.70
Diluted

$ 1.00 $ 2.24 $ 2.82 $ 4.65
Weighted

-average common shares outstanding:
Basic

142,379 145,404 142,504 147,817
Diluted

143,328 147,078 143,404 149,257

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HENRY SCHEIN, INC.
CONSOLIDATED

BALANCE SHEETS
(in thousands, except share and per share data)

December 26, December 28,
2020 2019
ASSETS
Current assets:
Cash and cash equivalents

$ 421,185 $ 106,097
Accounts receivable, net of reserves of $88,030 and $60,002 1,424,787 1,246,246
Inventories, net 1,512,499 1,428,799
Prepaid expenses and other

432,944 445,360
Total current assets

3,791,415 3,226,502
Property and equipment, net

342,004 329,645
Operating lease right-of-use assets, net 288,847 231,662
Goodwill

2,504,392 2,462,495
Other intangibles, net

479,429 572,878
Investments and other 366,445 327,919
Total assets

$ 7,772,532 $ 7,151,101
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 1,005,655 $ 880,266
Bank credit lines

73,366 23,975
Current maturities of long-term debt

109,836 109,849
Operating lease liabilities 64,716 65,349
Accrued expenses:
Payroll and related

295,329 265,206
Taxes

138,671 165,171
Other

595,529 528,553
Total current liabilities

2,283,102 2,038,369
Long-term debt

515,773 622,908
Deferred income taxes

30,065 64,989
Operating lease liabilities 238,727 176,267
Other liabilities

392,781 331,173
Total liabilities

3,460,448 3,233,706
Redeemable noncontrolling interests

327,699 287,258
Commitments and contingencies

Stockholders' equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $.01 par value, 480,000,000 shares authorized,
142,462,571 outstanding on December 26, 2020 and
143,353,459 outstanding on December 28, 2019 1,425 1,434
Additional paid-in capital - 47,768
Retained earnings

3,454,831 3,116,215
Accumulated other comprehensive loss

(108,084) (167,373)
Total Henry Schein, Inc. stockholders' equity 3,348,172 2,998,044
Noncontrolling interests 636,213 632,093
Total stockholders' equity

3,984,385 3,630,137
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 7,772,532 $ 7,151,101

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

(in thousands)
Three Months Ended
Years

Ended
December 26, December 28, December 26, December 28,
2020 2019 2020 2019
(unaudited) (unaudited)
Cash flows from operating activities:
Net income $ 147,341 $ 336,445 $ 419,423 $ 719,138
Income (loss) from discontinued operations 712 (747) 986 (6,323)
Income from continuing operations 146,629 337,192 418,437 725,461
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

47,023 48,732 185,538 184,942
Impairment charge on intangible assets 18,126 - 20,275 -
Gain on sale of equity investments (2,096) (250,167) (2,096) (250,167)
Stock-based compensation expense 15,436 11,810 8,788 44,920
Provision for losses on trade and other accounts receivable

547 5,036 35,137 12,612
Benefit

from deferred income taxes
(4,784) (589) (52,977) (4,057)
Equity in earnings of affiliates (4,536) (3,129) (12,344) (17,900)
Distributions from equity affiliates

5,949 3,556 16,002 71,469
Changes in unrecognized tax benefits (6,516) (1,594) (24,881) 1,941
Other

10,876 7,806 5,012 5,684
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

10,509 42,695 (189,349) (72,689)
Inventories

(5,987) (60,391) (31,817) 14,702
Other current assets

45,267 13,057 (6,479) (57,291)
Accounts payable and accrued expenses

68,662 141,284 224,273 160,851
Net cash provided by operating activities from continuing operations 345,105 295,298 593,519 820,478
Net cash provided by (used in) operating activities from discontinued operations 4,743 (2,738) 5,391 (166,391)
Net cash provided by operating activities

349,848 292,560 598,910 654,087
Cash flows from investing activities:
Purchases of fixed assets

(11,030) (27,263) (48,829) (76,219)
Proceeds (payments) related to equity investments and business

(7,965) 1,214 (60,173) (655,879)
acquisitions, net of cash acquired

Proceeds from sale of equity investment 2,020 296,751 14,020 307,251
Proceeds from (repayments to) loan to affiliate 208 265 (1,243) 16,713
Other

(4,296) (1,927) (18,794) (14,175)
Net cash provided by (used in) investing activities from continuing operations (21,063) 269,040 (115,019) (422,309)
Net cash used in investing activities from discontinued operations - - - (2,064)
Net cash provided by (used in) investing activities

(21,063) 269,040 (115,019) (424,373)
Cash flows from financing activities:
Net change in bank borrowings

(439,057) (84,066) 45,082 (927,912)
Proceeds from issuance of long-term debt

- - 501,421 741
Principal payments for long-term debt

(759) (250,692) (611,216) (260,944)
Debt issuance costs (196) - (3,879) (391)
Debt extinguishment costs - - (401) -
Proceeds from issuance of stock upon exercise of stock options

- - - 34
Payments for repurchases of common stock

- (200,000) (73,789) (525,000)
Payments for taxes related to shares withheld for employee taxes (292) (63) (14,299) (10,814)
Distribution received related to Animal Health Spin-off - - - 1,120,000
Proceeds related to Animal Health Share Sale - - - 361,090
Proceeds from (distributions to) noncontrolling shareholders (3,891) (1,931) (7,886) 51,498
Acquisitions of noncontrolling interests in subsidiaries

(4,604) - (19,538) (2,358)
Proceeds from (payments to) Henry Schein Animal Health Business 2,572 (2,738) 2,711 (169,295)
Net cash used in financing activities from continuing operations (446,227) (539,490) (181,794) (363,351)
Net cash provided by (used in) financing activities from discontinued operations (4,743) 2,738 (5,391) 147,371
Net cash used in financing activities (450,970) (536,752) (187,185) (215,980)
Effect of exchange rate changes on cash and cash equivalents from continuing operations 9,875 5,993 18,382 14,394
Effect of exchange rate changes on cash and cash equivalents from discontinued operations

- - - (2,240)
Net change in cash and cash equivalents from continuing operations (112,310) 30,841 315,088 49,212
Net change in cash and cash equivalents from discontinued operations - - - (23,324)
Cash and cash equivalents, beginning of period

533,495 75,256 106,097 56,885
Cash and cash equivalents, end of period

$ 421,185 $ 106,097 $ 421,185 $ 106,097

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Exhibit A - Fourth Quarter Sales
Henry Schein, Inc.
2020 Fourth Quarter
Sales Summary
(in thousands)
(unaudited)
Q4 2020 over Q4 2019
Global
Q4 2020 Q4 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,846,372 $ 1,722,154 7.2% 1.7% 5.5% 0.4% 5.1%

Medical
1,171,373 788,659 48.5% 0.3% 48.2% 0.0% 48.2%
Total Health Care Distribution 3,017,745 2,510,813 20.2% 1.3% 18.9% 0.3% 18.6%
Technology and value-added services 138,711 137,102 1.2% 0.7% 0.5% 1.2% -0.7%
Total excluding Corporate TSA Revenue

3,156,456 2,647,915 19.2% 1.2% 18.0% 0.4% 17.6%
Corporate TSA revenues (1) 9,269 21,026 -55.9% 0.0% -55.9% 0.0% -55.9%
Total Global $ 3,165,725 $ 2,668,941 18.6% 1.2% 17.4% 0.3% 17.1%
North America
Q4 2020 Q4 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,058,367 $ 1,061,077 -0.3% 0.1% -0.4% 0.3% -0.7%

Medical
1,137,313 769,135 47.9% 0.0% 47.9% 0.0% 47.9%
Total Health Care Distribution 2,195,680 1,830,212 20.0% 0.1% 19.9% 0.1% 19.8%
Technology and value-added services 119,456 117,608 1.6% 0.1% 1.5% 0.9% 0.6%
Total excluding Corporate TSA Revenue 2,315,136 1,947,820 18.9% 0.1% 18.8% 0.2% 18.6%
Corporate TSA revenues (1) - - n/a n/a n/a n/a n/a
Total North America $ 2,315,136 $ 1,947,820 18.9% 0.1% 18.8% 0.2% 18.6%
International
Q4 2020 Q4 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 788,005 $ 661,077 19.2% 4.3% 14.9% 0.7% 14.2%

Medical
34,060 19,524 74.5% 11.4% 63.1% 0.0% 63.1%
Total Health Care Distribution 822,065 680,601 20.8% 4.5% 16.3% 0.7% 15.6%
Technology and value-added services 19,255 19,494 -1.2% 4.4% -5.6% 2.8% -8.4%
Total excluding Corporate TSA Revenue 841,320 700,095 20.2% 4.6% 15.6% 0.6% 15.0%
Corporate TSA revenues (1) 9,269 21,026 -55.9% 0.0% -55.9% 0.0% -55.9%
Total International $ 850,589 $ 721,121 18.0% 4.4% 13.6% 0.7% 12.9%
(1)

Corporate TSA revenues represents sales of certain

products to Covetrus under the transition services agreement entered into in connection with the Animal
Health spin-off, which ended in December 2020.

more
Exhibit A - Full Year Sales
Henry Schein, Inc.
Full Year

2020
Sales Summary
(in thousands)
(unaudited)
Full Year

2020 over Full Year

2019

Global
Full Year 2020 Full Year 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 5,912,593 $ 6,415,865 -7.8% -0.2% -7.6% 0.4% -8.0%

Medical
3,617,017 2,973,586 21.6% 0.0% 21.6% 0.9% 20.7%
Total Health Care Distribution 9,529,610 9,389,451 1.5% -0.1% 1.6% 0.5% 1.1%
Technology and value-added services 514,258 515,085 -0.2% 0.1% -0.3% 2.9% -3.2%
Total excluding Corporate TSA Revenue 10,043,868 9,904,536 1.4% -0.1% 1.5% 0.6% 0.9%
Corporate TSA revenues (1) 75,273 81,267 -7.4% 0.0% -7.4% 0.0% -7.4%
Total Global $ 10,119,141 $ 9,985,803 1.3% -0.1% 1.4% 0.6% 0.8%
North America
Full Year 2020 Full Year 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 3,471,521 $ 3,911,746 -11.3% -0.1% -11.2% 0.0% -11.2%

Medical
3,514,670 2,894,137 21.4% 0.0% 21.4% 0.9% 20.5%
Total Health Care Distribution 6,986,191 6,805,883 2.6% -0.1% 2.7% 0.4% 2.3%
Technology and value-added services 446,830 445,317 0.3% -0.1% 0.4% 2.6% -2.2%
Total excluding Corporate TSA Revenue 7,433,021 7,251,200 2.5% 0.0% 2.5% 0.5% 2.0%
Corporate TSA revenues (1) - 4,098 n/a n/a n/a n/a n/a
Total North America $ 7,433,021 $ 7,255,298 2.4% -0.1% 2.5% 0.5% 2.0%
International
Full Year 2020 Full Year 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 2,441,072 $ 2,504,119 -2.5% -0.5% -2.0% 0.8% -2.8%

Medical
102,347 79,449 28.8% 2.6% 26.2% 0.0% 26.2%
Total Health Care Distribution 2,543,419 2,583,568 -1.6% -0.4% -1.2% 0.7% -1.9%
Technology and value-added services 67,428 69,768 -3.4% 0.9% -4.3% 5.8% -10.1%
Total excluding Corporate TSA Revenue 2,610,847 2,653,336 -1.6% -0.4% -1.2% 0.9% -2.1%
Corporate TSA revenues (1) 75,273 77,169 -2.5% 0.0% -2.5% 0.0% -2.5%
Total International $ 2,686,120 $ 2,730,505 -1.6% -0.3% -1.3% 0.8% -2.1%
(1)

Corporate TSA revenues represents sales of certain

products to Covetrus under the transition services agreement entered into in connection with the Animal
Health spin-off, which ended in December 2020.

###
Exhibit B
Henry Schein, Inc.
2020 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income from continuing operations

and

diluted EPS from continuing operations attributable to Henry Schein,

Inc.
to non-GAAP net income from continuing operations and

diluted EPS from continuing operations attributable to Henry Schein,

Inc.
(in thousands, except per share data)
(unaudited)
Fourth Quarter Full Year
% %
2020 2019 Growth 2020 2019 Growth
Net Income from continuing operations attributable to Henry
Schein, Inc. $ 141,921 $ 330,609 (57.1) % $ 402,808 $ 700,691 (42.5) %
Diluted EPS from continuing operations attributable to Henry
Schein, Inc. $ 0.99 $ 2.25 (56.0) % $ 2.81 $ 4.69 (40.1) %
Non-GAAP Adjustments
Restructuring costs (credits) - Pre-tax (1) $ 4,380 $ (1,059) $ 32,093 $ 14,705
Income tax expense (benefit) for restructuring costs (credits) (1) (1,095) 265 (8,023) (3,676)
Net gain on sale of equity investments (2) (1,572) (186,769) (1,572) (186,769)
Tax credit related to Animal Health spin-off (3) - - - (1,333)
Total non-GAAP adjustments to Net Income from continuing
operations

$ 1,713 $ (187,563) $ 22,498 $ (177,073)
Non-GAAP adjustments to diluted EPS from continuing
operations

$ 0.01 $ (1.28) $ 0.16 $ (1.19)
Non-GAAP Net Income from continuing operations attributable to
Henry Schein, Inc. $ 143,634 $ 143,046 0.4% $ 425,306 $ 523,618 (18.8) %
Non-GAAP diluted EPS from continuing operations attributable to Henry Schein, Inc. $ 1.00 $ 0.97 3.1% $ 2.97 $ 3.51 (15.4) %

Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and

comparative purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Earnings per share numbers may not

sum due to rounding.

(1)

Represents Q4 2020 restructuring costs of $4,380,

net of $1,095 tax benefit, resulting in an after-tax effect of $3,285, and 2020 restructuring costs of $32,093, net of $8,023 tax benefit, resulting in an after-tax effect of $24,070.

Represents Q4 2019 restructuring
credits of $1,059, net of $265 tax expense,

resulting in an after-tax effect of $794, and 2019 restructuring costs of $14,705 net of
$3,676 tax benefit, resulting in an after-tax effect of $11,

029.
(2)

Represents a net after-tax gain on a sale of equity investments during

Q4 2020 and Q4 2019.
(3)

Represents a change in estimate of $1,333 to income tax expense related to a one-time tax expense recorded in Q4 2018 as a result of
a reorganization of legal entities completed in preparation for the

Animal Health spin-off,

which was completed on February 7, 2019.